CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March 1999.



                                          E Virgil Conway
                                          E. Virgil Conway

                           CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 28th day of March 1999.



                                          Gordon J. Davis
                                          Gordon J. Davis

                           CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of March 1999.



                                          Ruth M. Davis
                                          Ruth M. Davis

                            CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March 1999.



                                          Joan S. Freilich
                                          Joan S. Freilich

                            CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March 1999.



                                          Ellen V. Futter
                                          Ellen V. Futter

                            CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March 1999.



                                          Sally Hernandez-Pinero
                                          Sally Hernandez-Pinero

                            CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March 1999.



                                          Peter W. Likins
                                          Peter W. Likins

                            CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March 1999.



                                          Eugene R. McGrath
                                          Eugene R. McGrath

                            CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of March 1999.



                                          Robert G. Schwartz
                                          Robert G. Schwartz

                            CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of March 1999.



                                          Richard A. Voell
                                          Richard A. Voell

                            CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of March 1999.



                                          Stephen R. Volk
                                          Stephen R. Volk

                            CONSOLIDATED EDISON, INC.

                    CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

                                POWER OF ATTORNEY


      WHEREAS Consolidated Edison, Inc. ("CEI") and Consolidated Edison Company of New York, Inc. ("Con Edison") each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Act"), its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Form 10-K").

      NOW, THEREFORE,

      KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director or officer, or both, of CEI (the "CEI Delegated Capacity") and/or a Trustee or officer, or both, of Con Edison (the "Con Edison Delegated Capacity"), as the case may be, does hereby constitute and appoint Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in the CEI Delegated Capacity the CEI Form 10-K and/or in the Con Edison Delegated Capacity the Con Edison Form 10-K, as the case may be, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of March 1999.



                                         Hyman Schoenblum
                                         Hyman Schoenblum